UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2006

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts 01760-1537
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐            Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01. Other Events

On March 2, 2006, Boston Scientific Corporation filed with the Securities and Exchange Commission the (“SEC”), Amendment No. 1 to its Registration Statement on Form S-4 (Registration No. 333-131608) relating to Boston Scientific’s proposed acquisition of Guidant Corporation. The Amendment includes unaudited pro forma financial statements of Boston Scientific and Guidant as of and for the year ended December 31, 2005 that give effect to the Guidant acquisition, the sale of the Guidant vascular and endovascular businesses to Abbott Laboratories and certain transactions relating to the financing of the Guidant acquisition.

The unaudited pro forma condensed consolidated financial statements of Boston Scientific and Guidant as of and for the year ended December 31, 2005 included in the Registration Statement on Form S-4 are attached as Exhibit 99.1 to this current report on Form 8-K and are incorporated into this Item 8.01 by reference.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the separate historical audited financial statements of Boston Scientific as of and for the year ended December 31, 2005 included in Boston Scientific’s annual report on Form 10-K for the year ended December 31, 2005, as filed with the SEC on March 1, 2006, and the separate historical audited financial statements of Guidant as of and for the year ended December 31, 2005 included in Guidant’s annual report on Form 10-K for the year ended December 31, 2005, as filed with the SEC on February 22, 2006.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only. The pro forma information contained in Exhibit 99.1 to this current report on Form 8-K is not necessarily indicative of what the financial position or results of operations actually would have been had the Guidant acquisition, the sale of the Guidant vascular and endovascular businesses to Abbott and the financing transactions with Abbott and other lenders been completed at the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of Boston Scientific after completion of the Guidant acquisition.

The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma condensed consolidated financial statements.

Item 9.01. Financial Statements and Exhibits

c) Exhibits:

99.1                           Unaudited pro forma condensed consolidated financial statements of Boston Scientific Corporation and Guidant Corporation as of and for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence C. Best
Name:	Lawrence C. Best
Title:	Executive Vice President - Finance & Administration and Chief Financial Officer

Dated:                  March 17, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial statements of Boston Scientific Corporation and Guidant Corporation as of and for the year ended December 31, 2005.